Confidential Material Omitted and Filed Separately with the Securities and Exchange Commission. Asterisks denote omissions.



                                   AGREEMENT

                                     AMONG


                            GENETICS INSTITUTE, INC.

                             HOFFMANN-LA ROCHE INC.

                                      AND

                            F.HOFFMANN-LA ROCHE LTD





Dated:   July 7, 1994

Confidential Material Omitted and Filed Separately with the Securities and Exchange Commission. Asterisks denote omissions.

                                                  TABLE OF CONTENTS
                                                  -----------------

                                               ARTICLE 1 - DEFINITIONS
                                               -----------------------
                                                                                                      Page
                                                                                                      ----
1.01      Affiliated Company                                                                          3
1.02      Term of the Collaboration                                                                   4
1.03      Term of the Agreement                                                                       4
1.04      Licensed Patents                                                                            5
1.05      Interleukin-12                                                                              5
1.06      Collaborative Invention                                                                     6
1.07      Collaborative Improvement Patents                                                           7
1.08      Valid Claim                                                                                 8
1.09      Materials                                                                                   8
1.10      Permitted Sublicensee                                                                       9
1.11      Know-How                                                                                    9
1.12      Non-Licensed Pre-Existing Know-How                                                          9
1.13      Licensed Pharmaceutical Product                                                             10
1.14      Territory                                                                                   11
1.15      Net Sales                                                                                   11
1.16      Orphan Drug Rights                                                                          14
1.17      Collaboration                                                                               14
1.18      Gene Therapy                                                                                15
1.19      Vaccine Adjuvant Therapy                                                                    15


                                          ARTICLE 2 - PATENT CONFLICTS
                                          ----------------------------

2.01      Interferences                                                                               15
2.02      Evidence                                                                                    16
2.03      Priority                                                                                    17
2.04      Filing of Agreement                                                                         19

                                   ARTICLE 3 - WARRANTIES & INDEMNIFICATION
                                   ----------------------------------------

3.01      Authority                                                                                   19
3.02      ******                                                                                      20
3.03      Wistar                                                                                      22
3.04      ******* Responsibilities to Wistar                                                          23
3.05      Wistar Sublicense                                                                           24
3.06      Product Liability Indemnification                                                           24

                                  ARTICLE 4 - PATENT AND KNOW-HOW LICENSES
                                  ----------------------------------------

4.01      Grant to Licensed Patents                                                                   25
4.02      Grant to Improvement Patents                                                                27
4.03      Orphan Drug Rights                                                                          28
4.04      Sublicenses                                                                                 29
4.05      Research Quantities                                                                         31

Confidential Material Omitted and Filed Separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                 ARTICLE 5 - PATENT AND KNOW-HOW ROYALTIES
                                 -----------------------------------------

                                                                                                      Page
                                                                                                      ----
5.01      Royalties                                                                                   32
5.02      Reports and Payment                                                                         33
5.03      Foreign Royalties                                                                           34
5.04      Taxes                                                                                       34
5.05      Records                                                                                     35

                      ARTICLE 6 - EXCHANGE OF LICENSED COLLABORATIVE KNOW-HOW AND DATA
                      ----------------------------------------------------------------

6.01      Exchange                                                                                    36
6.02      Pre-Clinical Data                                                                           36
6.03      ********** *** **** *****                                                                   37


                                ARTICLE 7 - PATENT PROSECUTION AND INFRINGEMENT
                                -----------------------------------------------

7.01      Collaborative Improvement Patents                                                           39
7.02      Prosecution                                                                                 42
7.03      Infringement                                                                                43
7.04      Third Party Patents                                                                         45
7.05      Representation                                                                              45

                                    ARTICLE 8 - PROPRIETARY INFORMATION
                                    -----------------------------------

8.01      Treatment of Information                                                                    45
8.02      Release from Restrictions                                                                   46


                                          ARTICLE 9 - TERMINATION
                                          -----------------------

9.01      Termination for Cause                                                                       48
9.02      Termination as of Right                                                                     48
9.03      Further Obligations                                                                         48
9.04      Use of Licensed Know-How After Termination                                                  49
9.05      Remedies                                                                                    50


                                 ARTICLE 10 - MISCELLANEOUS PROVISIONS
                                 -------------------------------------

10.01 Assignability                                                                                   50
10.02 Press Release                                                                                   50
10.03 Law                                                                                             50
10.04 Severability                                                                                    51
10.05 Captions                                                                                        51
10.06 Reliance                                                                                        51
10.07 Notices                                                                                         51
10.08 Entire Agreement                                                                                52

                                   AGREEMENT
                                   ---------

         THIS AGREEMENT (together with any appendices or exhibits attached hereto, collectively the "Agreement") effective as of May 4, 1992, by and among GENETICS INSTITUTE, INC., a Delaware corporation, having a principal place of business at 87 CambridgePark Drive, Cambridge, MA 02140, U.S.A. ("GI"), on the one part, and HOFFMANN-LA ROCHE INC., a New Jersey Corporation having a principal place of business at 340 Kingsland Street, Nutley, New Jersey 07110, U.S.A. ("Roche-Nutley") and F.HOFFMANN-LA ROCHE LTD, a Swiss Corporation, located at CH-4002 Basle, Switzerland ("Roche-Basle"), on the other part (Roche-Nutley and Roche-Basle collectively "Roche").

         WHEREAS, Roche and GI each possess proprietary information relating to Interleukin-12 (as defined below);

         WHEREAS, Roche and GI each independently filed for worldwide patent protection relating to Interleukin-12;

         WHEREAS, certain of GI's Licensed Patents (as defined below) were acquired and based on a collaboration with The Wistar Institute of Anatomy and Biology, a Pennsylvania non-profit corporation, having a principal place of business at 36th and Spruce Streets, Philadelphia, PA 19104, U.S.A. ("Wistar");

Confidential Material Omitted and Filed Separately with the Securities and Exchange Commission. Asterisks denote omissions.

         WHEREAS, GI and Wistar entered into an agreement dated June 30, 1992, as amended December 22, 1992, which sets forth the terms and conditions between GI and Wistar with regard to GI's development and commercialization of Interleukin-12 ("GI-Wistar Agreement, as amended");

         WHEREAS, because of the worldwide patent protection independently sought by GI and Roche, each party possesses rights that in the absence of the licenses in this Agreement may preclude the other party from developing and commercializing Interleukin-12 throughout the world;

         WHEREAS, both GI and Roche desire to resolve any patent conflicts on a worldwide basis as expeditiously as possible to avoid or diminish the expense and uncertainty associated with contests of priority and to ensure that each party has freedom to conduct research and development and to commercialize and market Interleukin-12;

         WHEREAS, GI and Roche entered into a Heads of Agreement, effective as of **** ** **** ("Heads of Agreement"), under which the parties agreed to resolve their patent conflicts, as more particularly provided for in this Agreement; having thus resolved the patent conflicts, to engage in a preclinical collaboration; to enter into a cross license; and to discuss in good faith a further collaboration in the development and commercialization of Interleukin-12;

         WHEREAS, the parties have discussed in good faith the possibility of a further collaboration and have determined that it is in their interests to independently develop, commercialize and market Interleukin-12 and to confirm entering into a cross license as described below; and

         WHEREAS, the parties desire that the Heads of Agreement be replaced and superseded by this Agreement.

         NOW, THEREFORE, for and in consideration of the mutual covenants contained herein, the parties agree as follows:

                            ARTICLE 1 - DEFINITIONS
                            -----------------------

         1.01    "Affiliated Company" or "Affiliates" shall mean:
                 (a) a business entity which owns, directly or indirectly, a controlling interest (fifty percent (50%) or greater) in either party, by stock ownership or otherwise; or,

                 (b) a business entity in which a controlling interest (fifty percent (50%) or greater) is owned by either

Confidential Material Omitted and Filed Separately with the Securities and Exchange Commission. Asterisks denote omissions.

                       party, either directly or indirectly, by stock ownership or otherwise; or,

                 (c) a business entity, the majority ownership (fifty percent (50%) or greater) of which is directly or indirectly common to the majority ownership of either party.

         For the purposes of this Agreement, Genentech, Inc., ("Genentech") a Delaware corporation, shall not be considered an Affiliated Company of Roche unless Roche, in its sole discretion, notifies GI that Genentech shall be so considered an Affiliated Company, and Genentech agrees to be bound by the terms and obligations of this Agreement.

        1.02 "Term of the Collaboration" shall be a period of time which commenced on **** ** **** and ended on **** ** ****.

        1.03 "Term of the Agreement" shall mean a period of time commencing on ********** and continuing until there are no payments due between the parties to this Agreement, unless this Agreement is terminated sooner in accordance with the provisions of Article 9.

         1.04 "Licensed Patents" shall mean the patent applications identified on Appendix A and patents issuing from such applications. Licensed Patents also shall include any divisions, patents of additions, continuations, continuations-in-part, extensions, supplementary protection certificates, renewals, inventor's certificates, utility models, reexaminations and reissues of all above patents and patent applications, and confirmation patents, patents of additions, importation patents and registration patents of all above patents and patent applications, and patents and/or patent applications based upon or which claim the priority under the Paris Convention of any of the foregoing patents or patent applications.

         1.05    "Interleukin-12" shall mean

                 (a) the proteins, peptides or polypeptides which are described or claimed in the Licensed Patents as of the effective date of this Agreement ("Protein");

                 (b) the subunits of the Protein or combination of such subunits to form the Protein;

                 (c) the polynucleotides ("PNs") which encode the subunits of the Protein and/or subsequences thereof;

Confidential Material Omitted and Filed Separately with the Securities and Exchange Commission. Asterisks denote omissions.

                 (d)  any chemically modified forms of the Protein; or

                 (e) naturally occurring allotypic variant forms of the Protein or of the PNs noted above.

         1.06 (a) "Collaborative Invention" shall mean any invention, development, discovery, process, modification, enhancement, or improvement which (i) is reasonably required for making, having made, using or selling of Interleukin-12 and (ii) 1) was conceived or first reduced to practice by a representative of a party, either solely or jointly with a representative of the other party, (as all these terms are defined under the United States patent laws) during the Term of the Collaboration, or 2) to which rights were acquired from a third party during the Term of the Collaboration, or 3) to which rights were acquired from a third party during the Term of the Agreement and relate to the making, having made or using the **** *** **** **** (as described in Appendix E), provided such rights under clauses 2) or 3) can be, in good faith, made available to the other party.

        (b) "Use Invention" shall mean any invention, development, discovery, modification, enhancement, or improvement ("Use") resulting in indications for the prophylaxis or treatment of disease with Interleukin-12 or in the in vitro diagnostic use of Interleukin-12, and (i) which is conceived or first reduced to

Confidential Material Omitted and Filed Separately with the Securities and Exchange Commission. Asterisks denote omissions.

practice by a representative of a party, either solely or jointly with a representative of the other party, (as all these terms are defined under the United States patent laws) during the Term of the Agreement but commencing after **** ** **** or (ii) to which rights were acquired from a third party during the Term of the Agreement but commencing after **** ** ****, provided such rights can be, in good faith, made available to the other party. Notwithstanding anything to the contrary, any Use Invention shall not include a Use in Gene Therapy or Vaccine Adjuvant Therapy.

        (c) By "representative" the parties mean to include, without limitation, employees or agents of a party hereto from whom a party hereto receives rights regarding Interleukin-12. In particular, representative shall include Wistar.

        1.07 (a) "Collaborative Improvement Patents" shall mean the patent applications which result from Collaborative Inventions and all patents issuing therefrom. Collaborative Improvement Patents also shall include any divisions, patents of additions, continuations, continuations-in-part, extensions, supplementary protection certificates, renewals, inventor's certificates, utility models, reexaminations and reissues of all above patents and patent applications, and confirmation patents, patents of additions, importation patents and registration patents of all above patents and patent applications, and patents and/or patent applications based upon or which claim the priority under the Paris Convention of any of the foregoing patents or patent applications.

        (b) "Improvement Use Patents" shall mean the patent applications which result from Use Inventions and all patents issuing therefrom. Improvement Use Patents also shall include any divisions, patents of additions, continuations, continuations-in- part, extensions, supplementary protection certificates, renewals, inventor's certificates, utility models, reexaminations and reissues of all above patents and patent applications, and confirmation patents, patents of additions, importation patents and registration patents of all above patents and patent applications, and patents and/or patent applications based upon or which claim the priority under the Paris Convention of any of the foregoing patents or patent applications.

        1.08 "Valid Claim" shall mean a claim in any unexpired Licensed Patent which has not been disclaimed or held invalid by a decision beyond the right of review.

        1.09 "Materials" shall mean any biological or other material, including without limitation, any DNA sample (including without limitation the human or mouse cDNA), genes or gene products, recombinant proteins, receptors, antagonists, transfected cells and cell lines, monoclonal antibodies, transgenic animals and all

Confidential Material Omitted and Filed Separately with the Securities and Exchange Commission. Asterisks denote omissions.

progeny of any of the foregoing, and reagents, all to the extent required for making, having made, using and selling Interleukin-12 for any use. For example, Materials shall include the **** ***** and ********** identified in Appendices D and E, as required for making, having made, using and selling Interleukin-12.

        1.10 "Permitted Sublicensee" shall have the meaning assigned to the term in Section 4.04.

        1.11 "Know-How" shall have its usual and accepted meaning such as, inter alia, all factual knowledge and proprietary information held as trade secrets, including without limitation (i) all preclinical, chemical, biochemical, manufacturing, formulation and scientific research information, whether or not capable of precise separate description but which alone or when accumulated gives to the one acquiring it an ability to study, test, produce, formulate, manufacture or market something which one otherwise would not have known how to study, test, produce, formulate, manufacture or market in the same way and (ii) Materials.

        1.12 (a) "Non-Licensed Pre-Existing Know-How" shall mean the Know-How related to making, having made, using and selling Interleukin-12, only as identified in Appendix B, which was generated by a party prior to the effective date of this Agreement.

        (b) "Licensed Pre-Existing Know-How" shall mean Know-How relating to making, having made, using and selling Interleukin-12, except for that identified in Appendix B, which was generated by a party prior to the effective date of this Agreement.

        (c) "Licensed Collaborative Know-How" shall mean Know-How to the extent required, as reasonably demonstrated by the requesting party, for making, having made, using and selling Interleukin-12 for any use, which is in the possession and control of Roche or GI, their Affiliated Companies, or Permitted Sublicensees and which was generated and/or used by a party during the Term of the Collaboration in performance of the Collaboration. Each party hereby confirms that the deliverables contained on Appendices D and E constitute the remaining Licensed Collaborative Know-How to be exchanged by the parties, as soon as reasonably practicable. In no event shall Licensed Collaborative Know-How include Non-Licensed Pre-Existing Know-How.

        (d) "Licensed Know-How" shall mean (i) Licensed Collaborative Know-How and (ii) Licensed Pre-Existing Know-How.

        1.13 (a) "Licensed Pharmaceutical Product" shall mean a product consisting of or containing Interleukin-12, used in indications for the prophylaxis (including without limitation use in vaccines and in gene therapy) or treatment of disease (including

Confidential Material Omitted and Filed Separately with the Securities and Exchange Commission. Asterisks denote omissions.

without limitation use in vaccines and in gene therapy), the making, using, or selling of which, except for this Agreement, would infringe a Valid Claim or uses Licensed Know-How.

        (b) "Licensed Diagnostic Product" shall mean a product consisting of or containing Interleukin-12 which is used for in vitro diagnostics, the making, using or selling of which, except for this Agreement, would infringe a Valid Claim or uses Licensed Know-How.

        (c) "Licensed Product" shall mean individually and collectively Licensed Pharmaceutical Product and Licensed Diagnostic Product.

        1.14    "Territory" shall mean all countries of the world.

        1.15 "Net Sales" shall mean the Adjusted Gross Invoice Price less ***************** of Adjusted Gross Invoice Price in lieu of sales deductions (e.g., freight, transportation insurance, packing materials for dispatch of goods, custom duties), sales expenses (e.g., sales discounts granted later than at the time of invoicing) and cash discounts. The Adjusted Gross Invoice Price shall mean the gross invoice price of sales of Licensed Product to unrelated third parties (i.e., wholesalers, distributors or customers) less deductions for returns (including withdrawals and recalls), rebates

(price reductions, including Medicaid and similar types of rebates), volume (quantity) discounts granted at the time of invoicing, chargebacks, sales taxes and other taxes directly related to sales. For sales of Licensed Product in countries outside the United States of America where the currency is other than U.S. Dollars, the Adjusted Gross Invoice Price shall be computed in accordance with the procedures a party utilizes for computing royalties and converting currencies for purposes of paying royalties.

        In accordance with Roche's present procedures, for sales of Licensed Products made outside the United States of America and made in currencies other than Swiss Francs, the Adjusted Gross Invoice Price is converted from the currency of sale into Swiss Francs using the monthly average rates between that currency and the Swiss Franc as reported by Reuters. At the end of each month, sales made in Swiss Francs and those sales converted into Swiss Francs are converted into United States Dollars using the average rate of exchange between the United States Dollar and the Swiss Franc for that month as reported by Reuters.

        In accordance with GI's present procedures, at the end of each month, sales of Licensed Products made outside the United States of America are converted from the currency of sale into United States Dollars using the month-end rate of exchange between that currency and the United States Dollar Equivalent as reported by the Wall Street Journal.

        Should a party, in good faith, modify its present procedures, it shall notify the other party of such modifications, and the modified procedure shall become effective for Net Sales occurring after the beginning of the next reporting period following such notice. In the event a party makes such modification and it results in an inequitable loss or increase of Net Sales during the first reporting period following the transition to the modified procedure, the parties agree to discuss and agree on an equitable adjustment to avoid any economic unfairness to a party arising out of such transition.

        Sales between (a) a party and its Affiliated Companies or (b) a party and its Permitted Sublicensee, or (c) two Affiliated Companies or (d) an Affiliated Company and a Permitted Sublicensee or (e) two Permitted Sublicensees shall not be included within Net Sales. In such event Net Sales shall be based on the gross invoice price of sales of Licensed Product received from the first unrelated third party by the Affiliated Company or Permitted Sublicensee.

        If a Licensed Product is sold as part of a unit, system, package or combination product wherein other components are capable

Confidential Material Omitted and Filed Separately with the Securities and Exchange Commission. Asterisks denote omissions.

of being sold as separate products not dependent on the Licensed Products, the Net Sales for purposes of calculating the royalty due shall be calculated by multiplying the Net Sales of the combination product by a fraction of A/A+B, where "A" is the Net Sales of the Licensed Product when sold separately and "B" is the Net Sales of the other product or products when sold separately. In no event shall the fraction determined by A/A+B be less than ***** ******* *****. In the event either A or B is not sold separately, then the parties shall mutually agree on an equitable adjustment to the Net Sales of the combination product to reflect the relative contributions of the components; provided that the adjustment shall not exceed ***** ******* *****.

        1.16 "Orphan Drug Rights" shall mean the designation of Orphan Drug status and the award of exclusive marketing approval with respect to a Licensed Product by the United States Food and Drug Administration pursuant to 21 CFR 316 (or any successor laws or regulations) or any designation or award by other governments or regulatory authorities which provides for marketing exclusivity to promote the development and commercialization of orphan drugs with restricted patient populations for a given indication.

        1.17 "Collaboration" shall mean the research and development activities relating to Interleukin-12 which (i) were conducted by a party or its representatives during the Term of the Collaboration and (ii) are identified in the preclinical Research Plan as found in Appendix C.

        1.18 "Gene Therapy" means the genetic modification of cells by the introduction of exogenous DNA or RNA into cells for the purpose of expressing Interleukin-12 in vivo for the prophylaxis or treatment of disease or genetic defect.

        1.19 "Vaccine Adjuvant Therapy" means the use of Interleukin-12 in combination with an immunogen (e.g., viral proteins, parasite proteins, or miscellaneous antigens) or polynucleotides encoding an immunogen to enhance, suppress or otherwise modulate the immune system response to disease. For the purpose of this definition, "combination" shall mean use in conjunction with, simultaneous with (combined or uncombined) or sequentially with an immunogen.

        1.20 In the definitions, the singular shall include the plural and vice versa as appropriate.


                          ARTICLE 2 - PATENT CONFLICTS
                          ----------------------------


        2.01 INTERFERENCES. One or more interferences may be declared by the United States Patent and Trademark Office between certain subject matter relating to Interleukin-12 as contained in Licensed Patents. With respect to the United States, the parties wish to

Confidential Material Omitted and Filed Separately with the Securities and Exchange Commission. Asterisks denote omissions.

settle any and all potential interferences involving Licensed Patents in a manner such that priority of invention in the United States would be awarded to the first and true inventor(s) in accordance with the laws and regulations of the United States. Moreover, with regard to countries outside the United States, the parties wish to resolve all patent conflicts on a country by country basis in accordance with the laws and regulations of the given country but also with the laws and regulations of the European Community if applicable in such country. Accordingly, the parties, as soon as reasonably possible, shall in good faith resolve all issues which might arise with regard to such potential interferences in the United States and/or patent conflicts in countries outside the United States after a full and fair disclosure of all pertinent facts as provided in this Article.

        2.02 EVIDENCE. (a) With respect to the United States, within *************** after the date that both parties have executed this Agreement or another time agreeable to the parties, the attorney for each of GI and Roche shall present to each other such party's documentary evidence of priority of invention concerning all of the Licensed Patents potentially involved in an interference. Should a question be raised regarding such evidence of priority, the party which presented such evidence shall be afforded a reasonable opportunity to respond to such question. Such response may include

Confidential Material Omitted and Filed Separately with the Securities and Exchange Commission. Asterisks denote omissions.
                                                                      Page 17


submission of additional documentary evidence relating to its response to such question.

        (b) In accordance with United States laws and regulations, the attorneys for each of GI and Roche shall make a good faith effort to resolve all issues, including issues of priority, with respect to each of the Licensed Patents within ***** ********* after the exchange of the evidence provided for in Section 2.02 (a), above, or such other reasonable period of time as shall be agreed upon by the parties. Should at that time, an interference have been declared, the parties agree to stipulate reasonable extensions of time to provide the time necessary to comply with the terms of this Agreement for settlement of all issues, including priority in any interference.

        2.03 PRIORITY. (a) If, under Section 2.02 above, the attorneys for each of GI and Roche can determine in good faith which party should be awarded priority based on applicable United States laws and regulations for the subject matter any of the Licensed Patents in any potential interference, the party who would not be awarded priority with respect to the Licensed Patents in any potential interference shall take such actions with respect to pending claims in its U.S. patent applications as to reflect the loss of priority including, where appropriate, the need to file a

Request for Adverse Judgment under 37 CFR 1.662, which joint motion shall be filed within a reasonable time after such determination.

        (b) If, under Section 2.02 above, the attorneys for each of GI and Roche cannot determine in good faith which party should be awarded priority based on applicable United States laws and regulations for the subject matter any of the Licensed Patents in any potential interference, the parties shall jointly select one independent patent counsel to review the proffered evidence of priority and to make a determination of priority which shall be final and binding on the parties. Such determination shall be conducted in accordance with the rules of the American Arbitration Association then in effect and Title 35, United States Code and applicable rules and regulations thereto. The cost of services for such independent patent counsel for reviewing evidence and determining which of the application(s) from GI or Roche should be awarded priority shall be evenly shared between GI and Roche. If after the passing of a reasonable time period the parties cannot agree on the independent patent counsel, a party, upon prior written notice to the other, may make a request of the American Arbitration Association to appoint the independent patent counsel from the National Panel of Patent Arbitrators of the American Arbitration Association.

        2.04 FILING OF AGREEMENT. While each of GI or Roche may file this Agreement with the United States Patent and Trademark Office so as to comply with the requirements of 35 USC 135(c), whoever shall be awarded priority under
Section 2.03 hereinabove, shall be obligated to file a copy thereof in compliance with the requirements of 35 USC 135(c). Whoever files this Agreement shall notify the other of such filing, and shall file such agreement with a request for confidential treatment pursuant to 35 USC 135(c), in a form reasonably satisfactory to patent counsel for each party.

                    ARTICLE 3 - WARRANTIES & INDEMNIFICATION
                    ----------------------------------------

        3.01 AUTHORITY. (a) Each party warrants and represents that it has the full and unconditional right and authority (i) to settle any and all potential interference proceedings in the United States of America involving Licensed Patents, and (ii) to resolve any and all patent conflicts involving Licensed Patents which may exist between Roche on the one hand and GI and Wistar on the other hand in all countries outside the United States.

        (b) Each party warrants and represents that it has the full right and authority to enter into this Agreement, and that it is not aware of any impediment that would inhibit its ability to perform its obligations under this Agreement. Each party further warrants and represents that to the best of its knowledge, (i) it

Confidential Material Omitted and Filed Separately with the Securities and Exchange Commission. Asterisks denote omissions.

has the right to grant the rights and licenses set forth herein on the terms set forth herein, and (ii) it is not aware of any ***** ******* ******* ****** or claiming ****** to Interleukin-12 (other than ******) or ****** ****** or ****** which would ******** a ***** from ******** ****** to the ***** *****
********** **** the terms of this Agreement.

        (c) As of the signing of this Agreement, each party warrants and represents that it has identified on Appendices A and F all of the patents or patent applications that it owns or controls which, in its reasonable opinion, would preclude the other party from making, having made, using or selling Interleukin-12 for any use.

        3.02 ******. (a) GI has informed Roche that prior to the effective date of this Agreement, ****** had certain rights of first refusal to license Interleukin-12 from GI under the terms of a ***** of ***** ******* *********, a redacted, partial non- confidential copy of which has been furnished to Roche.

        (b)   ** ******** and ********** that ****** has ** ***** for
*********** with **** ******* to ***** **** and ******* the terms and obligations contemplated by this Agreement. ** ******* ******** and ********** that ****** has ******** ** **** any and all of ******** ****** and ***********
with regard to Interleukin-

Confidential Material Omitted and Filed Separately with the Securities and Exchange Commission. Asterisks denote omissions.

12 in so far as such ****** ** *********** would effect **** ******* to *****
**** this Agreement and from ******** ****** to ***** consistent with the terms of this Agreement.

         ** ****** ** *** ***** ********* ****** ******* and **** ********
***** *** ********** ********* and ********* ************ ******* any and ***
******* ****** ******** ********* **** ****** *********** directly or indirectly ********* from ******* ******** and/or ********* ********** (i) to the extent they are based on ** ********** ********** on the ***************
set forth in Subparagraph 3.02 (a) or (b) ***** *****; or (ii) which arise out of ******** ****** with regard to Interleukin-12 and would ********* with **** ******* to ***** ****** *** ********** ********* *** ********* ************ the
****** ***** or contemplated by this Agreement; or (iii) which are incurred as a result of ****** ******** ** ********* ****** ** *********** from ** relating to Interleukin-12; provided that ** is given written notice of any of the ****** within a reasonable time of the date of notice to ****** *** ********** ********* ** ********* ************ and ** is ***** ************ **********
*********** *** ***** ********* to ****** ****** ****** any of the ******.
******* ********** to ** shall be at **** ******* ******** *** **** for *******
************* expenses. ***** may, at its option and expense, be *********** in *** ******* on ******* of any ******.

Confidential Material Omitted and Filed Separately with the Securities and Exchange Commission. Asterisks denote omissions.

         3.03 WISTAR. (a) GI has informed Roche that GI entered into an agreement with Wistar dated March 11, 1988, pursuant to which GI and Wistar performed research relating to the molecular cloning of the Interleukin-12 gene, and the expression and characterization of a factor which activates natural killer cells. The agreement with Wistar was replaced by another agreement dated June 30, 1992, which then was amended on December 22, 1992 and has been referred to in this Agreement as the GI-Wistar Agreement, as amended. ** ******** *** ********** that such GI-Wistar Agreement, as amended ** *** **** *********** ********* relating to Interleukin-12, between GI and Wistar, other than ******** and ************* to the ******** **** of the GI-Wistar
Agreement, as amended, which were made and effective after the Term of the Collaboration. GI further warrants and represents that it has notified Wistar that under United States laws, rules and regulations, Roche might be awarded priority in one or more interferences that might be declared involving Licensed Patents by the U.S. Patent and Trademark Office.

        (b)  GI acknowledges that it promptly will inform Roche if (i)
Wistar notifies GI that a breach of the GI-Wistar Agreement, as amended has occurred, and GI will further notify Roche as to when such breach has been or is intended to be cured; and (ii) GI notifies Wistar that a breach of the GI-Wistar Agreement, as amended has occurred, and GI will further notify Roche as to when such breach has been or is intended to be cured.

Confidential Material Omitted and Filed Separately with the Securities and Exchange Commission. Asterisks denote omissions.

        (c)    ** ****** * *** **** *********, ******, ******** *** ****
******** ****** *** ********** ********* *** ********* ************ ******* any
and all ******* ****** ******** ********* **** and/or *********** directly or indirectly ********* **** ******* ******** ****** ********* ********** which are
******** or ******** during the term of the GI-Wistar Agreement, as amended, as a result of ****** ******** or ********* rights or obligations ******* *****
based upon the ********* ********** ** ******** provided that ** is given written notice of any of the ****** within a reasonable time of the date of notice to ****** *** ********** ********* ** ********* ************ and ** is
***** ************ ********** *********** *** ***** ********* to ****** ******
****** any of the ******. ***** may, at its option and expense, be *********** in *** ******* on ******* of ******. ******* ********** to ** shall be at ****
******* ******* *** ***** for ******* *********** expenses.

        3.04 ******* RESPONSIBILITIES TO WISTAR. (a) ***** makes no ********* ** ****************** that ***** is responsible to or liable to Wistar for any monies, fees, rights (patentable or otherwise), or any other obligations that may exist under the GI- Wistar Agreement, as amended. ** ******** *** ********** that any and all obligations under the ********* ********* ** *******
are the **** ************** of *** except for ******* obligations to **

Confidential Material Omitted and Filed Separately with the Securities and Exchange Commission. Asterisks denote omissions.

under Section 4.02(d) to make ******* payments under ******** Improvement Use Patents acquired ** **.

        (b) Nothing in this Agreement shall be construed as an acceptance or endorsement by Roche of any responsibility for the GI-Wistar Agreement, as amended. In no event shall the reference to Roche or any Roche property in the GI- Wistar Agreement, as amended be construed:

        (i) to be binding on or an estoppel to Roche on account of Roche's status as a sublicensee under the GI-Wistar Agreement, as amended or having entered into this Agreement;

        (ii) to grant Wistar, directly or indirectly, any rights to Roche property whatsoever; or

        (iii) to create any obligations whatsoever between Wistar and Roche; except for GI's right to grant Wistar a sublicense under Section 3.05 of this Agreement.

        3.05 WISTAR SUBLICENSE. GI shall have the right to grant to Wistar a royalty-free sublicense under GI's rights to Roche's Licensed Patents and Licensed Know-How, solely for Wistar's non-commercial academic research purposes.

        3.06 PRODUCT LIABILITY INDEMNIFICATION. A party ("Indemnifying Party") will defend, indemnify, and hold harmless the other party, the other party's managers, directors, officers, employees, and agents ("Indemnified Party") from and against any and all losses, costs, damages, expenses, fees and/or liabilities directly or indirectly resulting from claims, lawsuits and/or judgments ("Claims"), except for patent infringement or patent validity related matters, which are incurred or asserted as a result of the Indemnifying Party's use, manufacture, promotion, sale or other disposition of any Licensed Product by such party or its Affiliated Company or Permitted Sublicensee. The foregoing indemnification shall not apply to the extent that any actual or alleged Claims are specifically and proximately due to the Indemnified Party's negligence.

                    ARTICLE 4 - PATENT AND KNOW-HOW LICENSES
                    ----------------------------------------

        4.01  Grant to Licensed Patents.
              -------------------------

        (a) GI grants Roche-Nutley and Roche-Nutley grants GI, with the limited right to sublicense as provided for in Section 4.04:

                (i) a non-exclusive right and license in the United States of America under the Licensed Patents; and

                (ii) a non-exclusive right and license to use the Licensed Know-How in the United States of America.

Both of such rights and licenses are for the sole and exclusive purpose of making, having made, using, and selling Licensed Products in the United States of America.


        (b) GI grants Roche-Basle and Roche-Basle grants GI, with the limited right to sublicense as provided for in Section 4.04:

              (i) a non-exclusive right and license in the Territory except for the United States of America under the Licensed Patents; and

              (ii) a non-exclusive right and license to use the Licensed Know-How in the Territory except for the United States of America.

Both of such rights and licenses are for the sole and exclusive purpose of making, having made, using and selling Licensed Products in the Territory except for the United States of America.

        (c) The rights and licenses granted pursuant to Sections 4.01(a)(i) and (b)(i) shall continue in effect, on a country-by-country basis, until the expiration of the last patent of the Licensed Patents licensed to a party hereunder in the given country, subject to Article 5 and Article 9. The rights and

Confidential Material Omitted and Filed Separately with the Securities and Exchange Commission. Asterisks denote omissions.

licenses granted to each party pursuant to Sections 4.01(a)(ii) and (b)(ii) shall be perpetual, subject to Article 5 and Article 9.

        4.02 GRANT TO IMPROVEMENT PATENTS. (a) GI grants Roche-Nutley and Roche-Nutley grants GI a royalty-free (subject to Section 4.02 (c)), non-exclusive right and license in the United States of America under Improvement Use Patents and Collaborative Improvement Patents to make, have made, use and sell Licensed Product, with the limited right to grant sublicenses as provided for in Section 4.04.

              (b) GI grants to Roche-Basle and Roche-Basle grants to GI a royalty-free (subject to Section 4.02 (c)), non- exclusive right and license in the Territory except for the United States of America under Improvement Use Patents or Collaborative Improvement Patents to make, have made, use and sell Licensed Product, with the limited right to grant sublicenses as provided for in
Section 4.04.

              (c) Notwithstanding anything to the contrary, the parties agree that the grants under Sections 4.02 (a) and (b) above are (i) solely for the purpose of making, having made, using and selling Licensed Product under Improvement Use Patents and Collaborative Improvement Patents, and in particular, are not for making, having made, using or selling any other product(s) (including without limitation *********** ********** ********** and

Confidential Material Omitted and Filed Separately with the Securities and Exchange Commission. Asterisks denote omissions.

*************** ***** ****** for the foregoing) which may infringe a claim of such Improvement Use Patents or Collaborative Improvement Patents; and (ii) limited solely to rights under such Improvement Use Patents and Collaborative Improvement Patents and shall not include the grant of any rights or licenses to receive or use Know-How generated after *************.

        (d) Should a party be obligated ("obligated party") to make royalty payments to a third party under the third party's Improvement Use Patent or Collaborative Improvement Patent on account of the other party's sales of Licensed Product, at the option of the obligated party, the other party, upon receiving written notice and reasonable documentation from the obligated party, shall assume responsibility for making such payments directly to the third party or to reimburse the obligated party for having made such payments.

        (e) Any rights that a party may have acquired under Collaborative Improvement Patents and/or Improvement Use Patents from a third party are set forth in Appendix G. Each party shall update Appendix G as to the rights acquired on a timely basis during the Term of the Agreement.

        4.03 ORPHAN DRUG RIGHTS. If either party (or an Affiliated Company or Permitted Sublicensee) receives Orphan Drug Rights for

Confidential Material Omitted and Filed Separately with the Securities and Exchange Commission. Asterisks denote omissions.

a Licensed Product, it hereby agrees to consent to the approval of the other party's (or an Affiliated Company's or Permitted Sublicensee's) marketing approval application notwithstanding such rights, or to otherwise immediately take such action or grant such rights as are necessary so that the other party is not blocked or delayed by the designation or award of such Orphan Drug Rights, including but not limited to the submission of a consent letter to the U.S. Food and Drug Administration or applicable foreign agency, with respect to the other party or an Affiliated Company or a Permitted Sublicensee at the time a request for Orphan Drug Rights is submitted, or the prompt execution of any other documents, notices or agreements that may be necessary to carry out the intent of this Section.

        4.04 SUBLICENSES. (a) Under Sections 4.01 and 4.02, each party shall have the right to grant sublicenses to:

              (i) their respective Affiliates in any field of use; and, in addition to such Affiliates,

              (ii) in the field of Gene Therapy, up to ***** *** unrelated third parties in the Territory as part of a developmental collaboration with the third party in such field; and

Confidential Material Omitted and Filed Separately with the Securities and Exchange Commission. Asterisks denote omissions.

        (iii) in the field of Vaccine Adjuvant Therapy, up to ***** *** unrelated third parties in the Territory as part of a developmental collaboration with the third party in such field; (the third parties of (ii) and (iii) above individually and collectively referred to as "Permitted Sublicensees");

provided that the total number of Permitted Sublicensees of a party does not exceed **** ***.

Notwithstanding anything to the contrary in this Agreement, a party shall not grant a Permitted Sublicensee a sublicense to make **** ******** ******* other than *** of Sections ******* and in part ******* under the rights and licenses received pursuant to this Agreement. However, the above sentence is not intended to preclude Roche or GI from selling bulk or finished Licensed Product to a distributor or other third party for formulation, filling and finishing, use and sale under applicable patent rights.

        (b)  In connection with the grant of any such sublicense under this
Section 4.04 to an Affiliated Company or Permitted Sublicensee, each party shall have the right to provide its Affiliated Companies and Permitted Sublicensees with a consent under the Orphan Drug Rights of either party. Upon request, each party shall immediately provide a consent to the applicable regulatory authorities and/or the requesting party under its Orphan

Drug Rights for the benefit of an Affiliated Company or a Permitted Sublicensee of the requesting party. Each party shall remain primarily liable for the payment of royalties on, and reporting of, all Net Sales of any Affiliated Company or Permitted Sublicensee.

         (c) A party shall not have any additional sublicensing rights, including but not limited to the other party's Licensed Patents, Licensed Know-How, Improvement Use Patents and Collaborative Use Patents, other than as described in this Section 4.04. In particular, an Affiliate or Permitted Sublicensee shall not otherwise have the right to sublicense a third party to any right or license received under this Agreement.

         4.05 RESEARCH QUANTITIES. (a) The parties recognize that from time to time, they may be asked to provide research quantity samples of Interleukin-12 to third parties for non-commercial, non-clinical research. Each party and its Affiliates shall have the royalty free right to send research quantity samples of Interleukin-12 to third parties only for such non-commercial, non- clinical research purposes.

        (b) In addition to the sublicense rights under Section 4.04, each party shall have the right to grant sublicenses under the rights and licenses of Sections 4.01 and 4.02 to unrelated third parties that in turn solely supply Licensed Product to third

Confidential Material Omitted and Filed Separately with the Securities and Exchange Commission. Asterisks denote omissions.

party researchers solely for such researchers' non-commercial, non-clinical, academic research purposes.


                   ARTICLE 5 - PATENT AND KNOW-HOW ROYALTIES
                   -----------------------------------------


         5.01 ROYALTIES. GI shall pay Roche, and Roche shall pay GI, earned royalties at the following rates on all Net Sales by the selling party, its Affiliated Companies, and its Permitted Sublicensees of Licensed Products:

                 Licensed Product                      Royalty Rate
                 ----------------                      ------------

                 Licensed Pharmaceutical Product            **

                 Licensed Diagnostic Product                **

        The above earned royalties shall continue to be owed and payable for so long as the Licensed Product would infringe a Valid Claim in the country where such Licensed Product is made, used or sold by a party. In the event that no Valid Claim would be infringed by the making, using or selling of a Licensed Product in any country in which the Licensed Product is made, used or sold by a party, then the above royalty rates shall be reduced by ***** ************* and the royalty obligation shall expire in such event ************** after the date of the first commercial sale of a Licensed Product in any such country. The above royalties shall be

Confidential Material Omitted and Filed Separately with the Securities and Exchange Commission. Asterisks denote omissions.

payable on a country-by-country basis with respect to Net Sales for each country in the Territory where the Licensed Products are sold.

         In the event the GI-Wistar Agreement, as amended is terminated and ** *** ***** ***** ****** ***** ******* **** of such agreement to ****** ***
********** thereunder, ***** may deduct from any payment due ** under this Agreement any ******* (except for payments under Section 4.02(b) of the GI-Wistar Agreement, as amended) which may be due Wistar from ***** as a result of **** ********.

         5.02 REPORTS AND PAYMENT. Each party shall deliver to the other party within ninety (90) days after the end of each fiscal quarter a written report showing its computation of royalties due under this Agreement upon Net Sales by such party, Affiliated Companies, and its Permitted Sublicensees during such fiscal quarter. A party shall not be required to deliver a report under this Section for any fiscal quarter which occurs prior to such party's first sale of Licensed Product. All Net Sales shall be segmented in each such report according to sales by each party, its Affiliated Companies, and its Permitted Sublicensees, as well as on a country-by-country basis, including the rates of exchange used to convert such royalties to United States Dollars in accordance with each party's procedures for converting currencies as described in Section 1.15. Simultaneously with the delivery of each such report, each party shall tender payment in United States Dollars of all royalties shown to be due thereon. GI and Roche shall notify each other to whom such reports and payments are to be made and whether such payments shall be made by check or wire transfer.

         5.03 FOREIGN ROYALTIES. Where royalties are due hereunder for sales of Licensed Products in a country in the Territory where, by reason of currency regulations or taxes of any kind, it is impossible or illegal for a party, its Affiliated Company, or a Permitted Sublicensee to transfer royalty payments payable on account of Net Sales in such country to the other party, such royalties shall be deposited (in whatever currency is allowable) by the person or entity not able to make the transfer for the benefit or credit of the other party in an accredited bank in that country in the Territory that is acceptable to the other party.

         5.04 TAXES. Any and all taxes imposed on a party, which taxes are levied on account of royalties payable under this Agreement, shall be borne by that party. Further, if a law or governmental regulation requires withholding of said taxes, such taxes will be deducted from such remittable royalty by the party owing the royalty and will be paid to the proper taxing authority, and proof of payment will be secured and sent to the party owed the royalty by the party owing the royalty or its Affiliated Company or Permitted Sublicensee as evidence of such payment in such form as required by the tax authorities having jurisdiction over the party owed the royalty.

         5.05 RECORDS. Each party shall keep, and shall require its Affiliated Companies and Permitted Sublicensees to keep, full, true and accurate books of accounts and other records containing all information and data in accordance with generally accepted accounting principles which may be necessary to ascertain and verify the royalties payable to the other party hereunder. During the Term of the Agreement and for a period of three (3) years following its termination, the other party shall have the right from time to time during normal business hours (not to exceed once during each calendar year) to have an independent certified public accountant, reasonably acceptable to the other party, inspect in confidence, such books, records and supporting data, the sole purpose being to verify the accuracy of the reports, at the expense of the auditing party.

         Such accountant shall not disclose to the party requesting the verification any information or data other than the information or data relating to the accuracy of reports and payments made under this Agreement. Particular information and data from which the accountings required hereunder have been prepared need not be retained more than one (1) year after the completion of an audit thereto if an audit had been requested; nor more than three (3)

Confidential Material Omitted and Filed Separately with the Securities and Exchange Commission. Asterisks denote omissions.

years from the date of their origin; nor more than one (1) year after the date of termination of this Agreement, whichever occurs earlier.


ARTICLE 6 - EXCHANGE OF LICENSED COLLABORATIVE KNOW-HOW AND DATA
- - ----------------------------------------------------------------

         6.01 EXCHANGE. Under the Collaboration, considerable Licensed Collaborative Know-How has been exchanged and shared by the parties. In addition, some of the Licensed Collaborative Know-How has not yet been delivered by one party to the other, and other portions of the Licensed Collaborative Know-How have not been reduced to written form. In the interest of avoiding the possibility of disputes, the parties have prepared and agreed upon lists of deliverables, which are attached as Appendices D and E. These lists describe all of the outstanding Licensed Collaborative Know-How which remains to be delivered to each party and the agreed upon delivery date in accordance with Section 1.12(c), including final reports for preclinical studies. The parties agree that no other Licensed Collaborative Know-How remains to be delivered except as identified in Appendices D and E.

         6.02 PRE-CLINICAL DATA. During the Term of the Collaboration, GI and Roche each conducted preclinical research studies of Interleukin-12 under the Research Plan. For a period of ******** years after the effective date of this Agreement, each party agrees

Confidential Material Omitted and Filed Separately with the Securities and Exchange Commission. Asterisks denote omissions.

that they shall maintain their research records and data in accordance with a party's procedures for complying with the regulatory requirements related to the use of such studies in support of a clinical program and product license application in the United States. For a period of ******** years after the effective date of this Agreement, each party also agrees to make the raw data and records of such preclinical research available to the other party or for inspection and audit by the applicable regulatory authorities to the extent necessary for the other party to rely on such data in its regulatory filings.

         Before the end of the above ******** year period(s), a party may request in writing the other party to provide specific original records and data of the other party as covered under this Section 6.02. Upon receiving such request, the other party shall either provide such specified records and data to the requesting party or notify the requesting party that it shall continue to retain such specified records and data.

         6.03    **************************.  Each party will deliver to the other party the respective ********** and **** ***** (hereinafter "**** *****") as set forth on Appendices D and E as soon as reasonably practicable. Each party ******** and ********** that its respective **** ***** which will be delivered, will be ****** and are the **** ***** which one identified in Appendices D

Confidential Material Omitted and Filed Separately with the Securities and Exchange Commission. Asterisks denote omissions.

and E. The ********** and any ********* ******** (or references therefor) described in Appendices D and E for ********* ********* and ******** *******
shall be sent with each of the **** ***** ("***************").

         If any of the **** ***** are determined not to be meet the ***************, by the party receiving the **** **** ("Receiving Party"), the party sending the **** **** ("Sending Party") shall resend an additional quantity of the **** **** to the Receiving Party. Should there be continued disagreement as to whether a **** **** meets the ***************, the parties will attempt, in good faith, to reasonably resolve the disagreement. Should the parties be unable to resolve the disagreement, the parties will submit the **** **** in question, *********, and ********* ******** (if any or references thereof), under confidence, to i) the American Type Culture Collection, 12301 Parklawn Avenue, Rockville, Maryland 20852 ("ATCC") or ii) an independent third party acceptable to both parties. Determination that the **** **** meets the *************** by the ATCC or independent third party will be final and binding on the parties. The party whose position as to the meeting the *************** was not confirmed shall be responsible for all costs related to the testing. If the **** **** has been determined to meet the *************, the Receiving Party shall notify the Sending Party in writing and no other **** **** need be sent. If the **** **** has been determined not to meet the

Confidential Material Omitted and Filed Separately with the Securities and Exchange Commission. Asterisks denote omissions.

***************, the Sending Party shall send the **** **** meeting the ***************** to the Receiving Party after the determination.



                ARTICLE 7 - PATENT PROSECUTION AND INFRINGEMENT
                -----------------------------------------------


         7.01 COLLABORATIVE IMPROVEMENT PATENTS. (a) Should any Collaborative Inventions be conceived or first reduced to practice by a party whose representatives were the sole inventors under U.S. law, the Collaborative Improvement Patents emanating therefrom shall be owned by that party ("Sole Inventions").

         As soon as reasonably possible after a Sole Invention has been identified, the party owning the Sole Invention shall (i) notify the other party of the Sole Invention and, (ii) at its discretion, file a priority patent application in the appropriate patent office. All costs related to the preparation, filing, prosecution, and maintenance of this patent application
shall be the responsibility of the party who owns the Sole Invention.   Should
the party who owns the Sole Invention not wish to file a priority patent application, then the other party, at its cost, may file the priority application, upon notice to the party who owns the Sole Invention.

         Unless agreed otherwise, the party who owns the Sole Invention will also file for any patent term extensions (including but not limited to Supplementary Patent Certificates), where appropriate for Sole Invention.

             (b) Should any Collaborative Inventions be conceived or first reduced to practice in which representatives of both parties are joint inventors under U.S. law ("Joint Inventions"), each party shall retain the rights under the Collaborative Improvement Patents emanating from the Joint Inventions which it derives from arrangements with such representatives.

         As soon as reasonably possible after a Joint Invention has been identified, the parties shall meet to determine which party should draft and file the priority patent application for filing in the appropriate patent office. Unless agreed upon otherwise, all costs related to the preparation, filing, prosecution, and maintenance of this patent application shall be equally shared by the parties.

         Within nine (9) months after the filing of the priority patent application on a Joint Invention, the parties, through their respective attorneys, shall identify in which countries corresponding patent applications should be filed under the terms of the Paris Convention. The party who prepared and filed the priority patent application shall be responsible for the preparation, filing and prosecution of the patent application(s) filed in the identified countries. Unless agreed upon otherwise, all costs related to the preparation, filing, prosecution and maintenance of these patent applications shall be equally shared by the parties.

         Should the parties be unable to agree upon all countries in which corresponding patent applications should be filed, patent applications shall be filed in those countries in which the parties have agreed by the party who filed the priority patent application. With regard to those countries where agreement was not reached, either party, upon notice to the other, may file corresponding patent application(s) in those countries at that party's cost; provided, however, should a party elect not to share in the filing costs for a Joint Invention, it shall assign its interest in the Joint Invention in such country solely to the filing party, and shall waive any license rights in such country under the Joint Invention it would otherwise receive under this Agreement. The parties shall execute any document reasonably necessary to file the patent applications under the Paris Convention.

         The parties will also determine who shall file for any patent term extensions (including but not limited to Supplementary Patent Certificates), where appropriate for Joint Inventions.

                 (c) All Sole and Joint Inventions to the extent presently known are identified on Appendix F of this Agreement. In the event an additional Sole or Joint Invention is identified subsequent to the signing of this Agreement, each such Inventions shall be added to Appendix F.

         7.02 PROSECUTION. (a) The party not performing the patent prosecution of a Licensed Patent, a Sole Invention or a Joint Invention shall be authorized by the other party to have access to the files in the patent offices, if it so requests, and shall be kept reasonably informed of the development of such prosecution. A party may not discontinue prosecution of a patent application on a Licensed Patent, Sole Invention or a Joint Invention or maintenance of a patent obtained thereon, without providing the other party with ninety (90) days advance notice and the opportunity for the other party to take over such prosecution or maintenance.

                 (b)  The party not performing the patent prosecution under
Section 7.01 agrees to issue all necessary documents for the other party, to render all signatures which may be necessary for such patent prosecution and to assist the other party in all other ways which are necessary, for prosecution and the issuance of the patents involved as well as for the maintenance of such patents.

                 (c) In accordance with each party's standard procedures for receiving rights to inventions conceived by its representatives, each party will cause its representatives to assign all Inventions and Improvement Patents to that party, which then shall be subject to the grant of rights between the parties set forth in this Agreement.

         7.03 INFRINGEMENT. (a) In the event that a party becomes aware of an infringement or potential infringement by a third party of a Licensed Patent, the party shall inform the other in writing of all evidence and details available to the party concerning said infringement. The parties shall then consult with each other as to the best manner in which to proceed. The owner of the Licensed Patent shall have the first right but not the obligation to bring, defend and maintain any appropriate suit or action, and to control the conduct thereof against the third party.

         Should the other party agree to share all expenses, the other party shall also share the recoveries due to any such suit or action. Should the other party not agree to share all expenses, the owner of the Licensed Patent will receive all recoveries due to any such suit or action. Should the owner of the Licensed Patent request the other party to join in bringing such suit or action, the other party shall execute all papers and perform such other acts as may be reasonably required, unless it has compelling legal or business reason not to join in such suit. Should the owner of the Licensed Patent lack standing to bring an action, then such owner may ask the other party to bring such suit. If, as requested, the other party brings suit, the owner of the Licensed Patent shall cooperate with the other party in conducting the suit. If the other party does not agree to share all expenses, the owner of the Licensed Patent will receive all recoveries due to any such action.

                 (b) If the owner of the Licensed Patent fails to bring legal action or to terminate an infringing activity within six (6) months of notification of infringing activity, the other party shall have the right but not the obligation to bring suit against the third party. If the other party elects to bring suit, the owner of the Licensed Patent shall cooperate with the other party in conducting the suit, and the owner shall, upon request, be a named party to such action where legally necessary for the other party to bring suit. The other party shall be responsible for all of its and the owner's expenses and shall retain all recoveries.

                 (c)  The party not bringing the patent suit under this
Section 7.03 agrees to issue all necessary documents to the other party, to render all signatures which may be necessary for such patent litigation, and to assist the other party in all other ways which are necessary for conducting the litigation.

Confidential Material Omitted and Filed Separately with the Securities and Exchange Commission. Asterisks denote omissions.

         7.04 THIRD PARTY PATENTS. In the event that either or both parties are sued or threatened with suit by a third party who claims that the making, using or selling of the Licensed Product is an infringement of one or more claims of a patent owned or controlled by the third party, the parties shall consult and discuss with each other whether it would be reasonable to bring or defend any suit or proceeding concerning an alleged infringement of a third party's patent or whether other measures should be undertaken to avoid the time and expense in any such suit or proceeding.

         7.05 REPRESENTATION. In any proceeding under Sections 7.03 or 7.04, a party can participate and be represented by counsel of its choice at such party's cost.


                      ARTICLE 8 - PROPRIETARY INFORMATION
                      -----------------------------------


         8.01 TREATMENT OF INFORMATION. (a) For the Term of the Agreement or ******** years after termination, whichever is longer, (i) each party hereto shall maintain the Licensed Know-How and the Non-Licensed Pre-Existing Know-How furnished by the other party ("such Know-How") as it maintains its own proprietary information and shall not disclose, divulge or otherwise communicate such Know-How to others, except Affiliated Companies and Permitted Sublicensees, or use it for any purpose, except as is reasonably

Confidential Material Omitted and Filed Separately with the Securities and Exchange Commission. Asterisks denote omissions.

necessary for a party to develop, have developed, make, have made and sell Licensed Product in accordance with the terms and obligations of this Agreement, and (ii) each party hereby agrees to exercise reasonable precaution to prevent and restrain the unauthorized disclosure of such Know-How by any of its directors, officers, employees, consultants, subcontractors, wholesalers, distributors, Affiliated Companies, Permitted Sublicensees or agents, including, but not limited to, obtaining their agreement to hold such information proprietary.

                 (b) For the Term of the Agreement or ******** years after termination, whichever is longer, and subject to Section 8.02 below, a party shall not utilize the Non-Licensed Pre-Existing Know-How except as was contemplated to satisfy the obligations under the Research Plan of the Collaboration.

                 (c) GI shall also have the right to disclose to Wistar any Licensed Know-How reasonably necessary, as reasonably demonstrated by Wistar, for Wistar's use in non-commercial academic research, provided that Wistar agrees to maintain such information in a manner consistent with this
Section 8.01.

         8.02 RELEASE FROM RESTRICTIONS. The provisions of Section 8.01 shall not apply to any Licensed Know-How or Non-Licensed Pre-Existing Know-How disclosed hereunder which:

                 (a) was known to or used by the receiving party or its Affiliates or Permitted Sublicensees prior to its date of disclosure to the receiving party by the disclosing party; or

                 (b) either before or after the date of the disclosure to the receiving party is lawfully disclosed to the receiving party, its Affiliates or Permitted Sublicensees by an independent, unaffiliated third party rightfully in possession of such Licensed Know-How or Non-Licensed Pre-Existing Know-How; or

                 (c) either before or after the date of the disclosure to the receiving party becomes published, generally known to the public or otherwise enters the public domain through no fault or omission on the part of the receiving party, its Affiliates or Permitted Sublicensees; or

                 (d) is required to be disclosed by the receiving party, its Affiliates or Permitted Sublicensees to comply with applicable laws, to defend or prosecute litigation or to comply with governmental regulations, provided that the receiving party, its Affiliates or Permitted Sublicensees provides prior written notice of such disclosure to the other party and takes reasonable and lawful actions to avoid and/or minimize the degree of such disclosure.

                            ARTICLE 9 - TERMINATION
                            -----------------------

         9.01 TERMINATION FOR CAUSE. A party may terminate the rights and licenses granted to another party under Article 4 of this Agreement at any time for "cause" in a given country upon ninety (90) days prior written notice to the other party, as provided below. Such termination may be on a country-by-country basis, at the option of the non-breaching party. Such notice shall state with particularity the basis for the termination and the proposed remedy. "Cause" shall mean breach by either party of a material term or obligation under this Agreement which is capable of being cured. Where such breach is capable of being cured but is not remedied for a given country within the ninety (90) day notice period, the right and license shall terminate at the end of such notice period in the given country.

         9.02 TERMINATION AS OF RIGHT. Upon ninety (90) days prior written notice to the other party, a party may terminate a right and license it receives hereunder (a) on a country-by-country basis, if such party, its Affiliated Companies and Permitted Sublicensees no longer sells Licensed Product in the given country; or (b) for the entire Territory.

         9.03 FURTHER OBLIGATIONS. Upon termination, neither party will have any further obligations under this Agreement, except:

                 (a) a party shall continue to be obligated to comply with all obligations of this Agreement to the extent it retains any surviving rights and licenses under Article 4, including, without limitation, Sections 4.01,
4.02 and 4.03;

                 (b) in any countries where license rights are terminated, the terminated party shall be liable for all liabilities accrued through the date of termination; and

                 (c) all other obligations which by their terms survive termination, including but not limited to the applicable non-disclosure, record keeping, regulatory compliance, intellectual property and indemnification provisions of this Agreement shall survive the termination of such licenses.

         9.04 USE OF LICENSED KNOW-HOW AFTER TERMINATION. After termination, each party shall retain the right to use any Licensed Know-How disclosed to it hereunder, except that (a) in case of termination for cause pursuant to Section 9.01, the breaching party shall not retain such right; or
(b) in the case of termination in a given country under Section 9.02, the terminating party shall not retain such right for the country.

         9.05 REMEDIES. Termination of this Agreement for any reason shall be without prejudice to any remedies which a party may then or thereafter have under this Agreement or at law.



                     ARTICLE 10 - MISCELLANEOUS PROVISIONS
                     -------------------------------------


         10.01 ASSIGNABILITY. Neither party may assign this Agreement without the prior written consent of the other party, which consent will not be unreasonably withheld, except that either party may assign this Agreement without such consent to an Affiliated Company; provided that such Affiliated Company agrees to be bound by the terms and conditions of this Agreement.

         10.02 PRESS RELEASE. Except as required by law, neither party shall use the name of the other party in any publicity release without the prior written permission of such other party, which shall not be unreasonably withheld. The other party shall have a reasonable opportunity to review and comment on any such proposed publicity release. Except as required by law or permitted elsewhere in this Agreement, neither party shall publicly disclose the terms and conditions of this Agreement, unless expressly authorized to do so in advance by the other party.

         10.03 LAW. This Agreement shall be governed by and interpreted under the laws of the State of New Jersey.

         10.04 SEVERABILITY. In the event that any provision of this Agreement is held by a court of competent jurisdiction to be unenforceable because it is invalid or in conflict with any law of any relevant jurisdiction, the validity of the remaining provisions shall not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular provisions held to be unenforceable.

         10.05 CAPTIONS. All captions hereunder are for convenience only and shall not be interpreted as having any substantive meaning.

         10.06 RELIANCE. All covenants, agreements, representations and warranties made hereunder shall be deemed to have been relied upon notwithstanding any investigation heretofore or hereafter made and shall survive the execution of this Agreement. The parties have not relied on any agreements, representations or warranties not contained herein.

         10.07 NOTICES. Any notices required by this Agreement shall be sent by registered mail, postage prepaid, or by telex, cable, or facsimile, and shall be forwarded to the respective addresses set forth below unless subsequently changed by written notice:

                 For GI:                   Genetics Institute Inc.
                                           87 CambridgePark Drive
                                           Cambridge, MA  02140-2787
                                           Attn:  General Counsel


                 For Roche:

                         Roche-Nutley:     Hoffmann-La Roche Inc.
                                           340 Kingsland Street
                                           Nutley, New Jersey  07110
                                           Attn:  Corporate Secretary


                 and

                         Roche-Basle:      F.Hoffmann-La Roche Ltd
                                           CH-4002
                                           Basle, Switzerland
                                           Attn:  Law Department


         10.08 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto with respect to the within subject matter and supersedes all previous agreements, whether written or oral including but not limited to the Heads of Agreement. The Agreement may be changed only in writing signed by duly authorized representatives of GI and Roche.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized representatives.


GENETICS INSTITUTE, INC.          HOFFMANN-LA ROCHE INC.


By:____________________________   By:___________________________

Name:__________________________   Name:_________________________

Title:_________________________   Title:________________________

Date:__________________________   Date:_________________________


                                  F.HOFFMANN-LA ROCHE LTD


                                  By:____________________________

                                  Name:__________________________

                                  Title:_________________________

                                  Date:__________________________

                                   APPENDIX A
                                   ----------

                             LICENSED PATENT RIGHTS
                             ----------------------

GI
- - --

COUNTRY                   FILING DATE      APPLICATION NO.  PATENT NO.
- - -------                   -----------      ---------------  ----------
Australia                  11/9/89         46673/89         638430

Canada                     11/9/89         2,002,607-3

Europe a*)                 11/9/89         90901161.1
       b**)                 9/4/91         91918119.8

Japan a)                   11/9/89         501209/90
      b)                    9/4/91         516686/91

Mexico                      6/5/92         92/3294

PCT a)                     11/9/89         PCT/US89/05027
    b)                      9/4/91         PCT/US91/06332

USA a)                    11/10/88         269,945/88
    b)                      2/7/89         307,817/89
    c)                     9/18/90         584,941/90


ROCHE
- - -----

COUNTRY                   FILING DATE      APPLICATION NO.  PATENT NO.
- - -------                   -----------      ---------------  ----------
Australia                 12/20/90         68349/90

Canada                    12/19/90         2032653-1

Europe***                 12/09/90         90123670.3

Ireland                   12/21/90         4694/90

Japan                     12/22/90         413259/90

New Zealand               12/19/90         236545

Philippines               12/19/90         41751

South Africa              12/19/90         10237/90         10237/90

                                   APPENDIX A
                                   ----------

                       LICENSED PATENT RIGHTS (CONTINUED)
                       ----------------------------------
ROCHE (CONTINUED)
- - -----------------

COUNTRY                   FILING DATE      APPLICATION NO.  PATENT NO.
- - -------                   -----------      ---------------  ----------
USA      a)               12/22/89         455708/89
         b)               05/09/90         520935/90
         c)               08/27/90         572284/90
         d)               03/24/92         957023/92


* Designated countries:  AT, BE, CH, DE, FR, GB, IT, LU, NL, SE

** Designated countries:  AT, BE, CH, DE, DK, ES, FR, GB, GR, IT, LU, NL, SE

***  Designated countries: AT, BE, CH, DE, DK, FR, GB, IT, LU, NL, SE

Confidential Material Omitted and Filed Separately with the Securities and Exchange Commission. Asterisks denote omissions.



                                   APPENDIX B
                                   ----------

                       NON-LICENSED PRE-EXISTING KNOW-HOW
                       ----------------------------------

***Entire schedule has been deleted***

Confidential Material Omitted and Filed Separately with the Securities and Exchange Commission. Asterisks denote omissions.



                                   APPENDIX C
                                   ----------

                                 RESEARCH PLAN
                                 -------------

***Entire schedule has been deleted***

Confidential Material Omitted and Filed Separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                   APPENDIX D
                                   ----------

         LICENSED COLLABORATIVE KNOW-HOW TO BE FURNISHED BY GI TO ROCHE
         --------------------------------------------------------------

***Entire schedule has been deleted***

Confidential Material Omitted and Filed Separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                   APPENDIX E
                                   ----------

         LICENSED COLLABORATIVE KNOW-HOW TO BE FURNISHED BY ROCHE TO GI
         --------------------------------------------------------------

***Entire schedule has been deleted***

Confidential Material Omitted and Filed Separately with the Securities and Exchange Commission. Asterisks denote omissions.



                                   APPENDIX F
                                   ----------

                           SOLE AND JOINT INVENTIONS
                           -------------------------


***Entire schedule has been deleted***

Confidential Material Omitted and Filed Separately with the Securities and Exchange Commission. Asterisks denote omissions.



                                   APPENDIX G
                                   ----------

                       ACQUIRED RIGHTS FROM THIRD PARTIES
                       ----------------------------------
***Entire schedule has been deleted***